FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Financial expenses:
Interest, bank charges and fees	$ (1,770)	$ (3,642)
Exchange differences, net	19	246
Total financial expenses	(1,751)	(3,396)
Financial income:
Interest income	0	0
Total financial income	0	0
Total financial expenses, net	$ (1,751)	$ (3,396)